Exhibit 99.2

VOLUTION IMMUNO PHARMACEUTICALS SA AND AFFILIATE
Geneva

COMBINED AND CONSOLIDATED FINANCIAL STATEMENTS

As of and for the Years Ended December 31, 2014 and 2013

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

TABLE OF CONTENTS

As of and for the Years Ended December 31, 2014 and 2013

(in U.S. Dollars except share data)

Combined and Consolidated Financial Statements

Combined and Consolidated Balance Sheets	F-3

Combined and Consolidated Statements of Comprehensive Loss	F-4

Combined and Consolidated Statement of Changes in Shareholders' Equity	F-5

Combined and Consolidated Statements of Cash Flows	F-6

Notes to Combined and Consolidated Financial Statements	F-7 - F-16

F-1

Tel. Fax	+41 44 444 35 55 +41 44 444 35 35	BDO AG Fabrikstrasse 50 CH-8031 Zürich

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Volution Immuno Pharmaceuticals SA and Affiliate, Switzerland

We have audited the accompanying combined and consolidated balance sheets of Volution Immuno Pharmaceuticals SA and Affiliate as of December 31, 2014 and 2013 and the related combined and consolidated statements of comprehensive loss, changes in shareholder’s equity, and cash flows for the years ended December 31, 2014 and 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits, the combined and consolidated financial statements referred to above present fairly, in all material respects, the financial position of Volution Immuno Pharmaceuticals SA and Affiliate at December 31, 2014 and 2013, and the results of its operations and its cash flows for the years ended December 31, 2014 and 2013 in conformity with accounting principles generally accepted in the United States of America.

The accompanying combined and consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As described in Note 2 to the combined and consolidated financial statements, the Company has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The combined and consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Zürich, June 17, 2015, except for Notes 10, 11, and 13 as to which the date is October 15, 2015.

BDO AG

/s/ Christoph Tschumi	/s/ ppa. Julian Snow

F-2

VOLUTION IMMUNO PHARMACEUTICALS SA
AND AFFILIATE

COMBINED AND CONSOLIDATED BALANCE SHEETS
December 31, 2014 and 2013
(in U.S. Dollars except share data)

	2014	2013

Assets

Current Assets:
Cash and cash equivalents	$3,327,468	$553,654
Prepaid expenses and other current assets	7,781	-
Total Current Assets	3,335,249	553,654

Patent Acquisition Costs, net	59,417	67,601
Total Assets	$3,394,666	$621,255

Liabilities and Shareholders' Equity

Current Liabilities:
Accounts payable	$555,528	$220,340
Accounts payable - related party	39,236	-
Accrued expenses	42,999	-
Loans payable - shareholders	533,605	112,525
Total Current Liabilities	1,171,368	332,865

Commitments and Contingencies

Shareholders' Equity:
Varleigh Immuno Pharmaceuticals Ltd (Predecessor)
Ordinary share capital of GBP .10 par value
Authorized:11,727,149 shares; Issued and outstanding: 0 and
11,727,149 at December 31, 2014 and 2013, respectively	-	1,888,435
Volution Immuno Pharmaceuticals SA
Share capital of CHF 1.00 par value
Authorized: 1,001,750 shares; Issued and outstanding: 1,001,750
and 100,000 at December 31, 2014 and 2013, respectively	1,027,866	112,300
Additional paid-in capital	12,628,432	7,964,840
Share subscription receivable	-	(112,300)
Accumulated other comprehensive income	46,081	(33,357)
Accumulated deficit	(11,479,081)	(9,531,528)
Total Shareholders' Equity	2,223,298	288,390
Total Liabilities and Shareholders' Equity	$3,394,666	$621,255

See notes to combined and consolidated financial statements.

F-3

VOLUTION IMMUNO PHARMACEUTICALS SA
AND AFFILIATE

COMBINED AND CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS
As of and for the Years Ended December 31, 2014 and 2013
(in U.S. Dollars except share data)

	2014	2013

Operating Expenses:
Research and development costs	$1,616,204	$961,527
General and administrative expenses	303,095	135,267
Total Operating Expenses	1,919,299	1,096,794
Loss from Operations	(1,919,299)	(1,096,794)

Other Income (Expense):
Interest income	91	1,266
Exchange loss	(22,909)	-
Interest expense	(5,436)	(58)
Total Other Income (Expense)	(28,254)	1,208

Loss before Income Taxes	(1,947,553)	(1,095,586)

Income Taxes	-	-

Net Loss	(1,947,553)	(1,095,586)

Other Comprehensive Income (Loss):
Foreign Currency Translation Adjustment	79,438	(30,713)

Comprehensive Loss	$(1,868,115)	$(1,126,299)

Earnings per common share (basic and diluted)	$(0.02)	$(0.02)

Weighted average common shares (basic and diluted)	85,515,588	72,108,370

See notes to combined and consolidated financial statements.

F-4

VOLUTION IMMUNO PHARMACEUTICALS SA
AND AFFILIATE

COMBINED AND CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
As of and for the Years Ended December 31, 2014 and 2013
(in U.S. Dollars except share data)

	Varleigh Immuno
	Pharmaceutical Ltd.		Volution Immuno				Accumulated
	(Predecessor)		Pharmaceuticals SA		Additional	Share	Other
	Share Capital		Share Capital		Paid-in	Subscription	Comprehensive	Accumulated
	Shares	Amount	Shares	Amount	Capital	Receivable	Income	Deficit	Total

Shareholders' Equity, January 1, 2013	9,091,490	1,472,950	-	$-	$7,040,385	$-	$(2,644)	$(8,435,942)	$74,749

Issuance of Ordinary Shares (Varleigh Immuno)	2,635,659	415,485	-	-	924,455	-	-	-	1,339,940
Issuance of Share Capital	-	-	100,000	112,300	-	(112,300)	-	-	-
Comprehensive Loss	-	-	-	-	-	-	(30,713)	(1,095,586)	(1,126,299)

Shareholders' Equity, December 31, 2013	11,727,149	1,888,435	100,000	112,300	7,964,840	(112,300)	(33,357)	(9,531,528)	288,390

Issuance of Share Capital	-	-	901,750	915,566	2,775,157	-	-	-	3,690,723
Payment of Share Subscription Receivable	-	-	-	-	-	112,300	-	-	112,300
Dissolution of Varleigh Immuno	(11,727,149)	(1,888,435)	-	-	1,888,435	-	-	-	-
Comprehensive Loss	-	-	-	-	-	-	79,438	(1,947,553)	(1,868,115)

Shareholders' Equity, December 31, 2014	-	$-	1,001,750	$1,027,866	$12,628,432	$-	$46,081	$(11,479,081)	$2,223,298

See notes to combined and consolidated financial statements.

F-5

VOLUTION IMMUNO PHARMACEUTICALS SA
AND AFFILIATE

COMBINED AND CONSOLIDATED STATEMENTS OF CASH FLOWS
As of and for the Years Ended December 31, 2014 and 2013
(in U.S. Dollars except share data)

	2014	2013

Cash Flows from Operating Activities:
Net loss	$(1,947,553)	$(1,095,586)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation	4,942	8,449
Changes in operating assets and liabilities:
Decrease (increase) in assets:
Prepaid expenses and other assets	(8,422)	16,827
Increase (decrease) in liabilities:
Accounts payable and accrued expenses	474,209	(191,524)
Total adjustments	470,729	(166,248)
Net Cash Used in Operating Activities	(1,476,824)	(1,261,834)

Cash Flows from Financing Activities:
Proceeds from shareholder loans	432,353	112,525
Proceeds from issuance of shares	3,690,723	1,339,940
Proceeds from stock subscription	112,300	-
Net Cash Provided by Financing Activities	4,235,376	1,452,465

Effect of Exchange Rates on Cash and Cash Equivalents	15,262	891

Net Increase in Cash and Cash Equivalents	2,773,814	191,522
Cash and Cash Equivalents, beginning of year	553,654	362,132
Cash and Cash Equivalents, end of year	$3,327,468	$553,654

Supplemental Disclosures of Cash Flow Information:
Cash paid during the year for:
Interest	$5,400	$-
Income taxes	$-	$-

Supplemental Disclosure of Noncash Investing Activity:
Share capital issued in exchange for a note	$-	$112,300

See notes to combined and consolidated financial statements.

F-6

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COMBINED AND CONSOLIDATED Financial Statements

As of and for the Years Ended December 31, 2014 and 2013

(in U.S. Dollars except share data)

NOTE 1 - Nature of Business and Basis of Presentations

Volution Immuno Pharmaceutical SA (the "Company"), was incorporated in Switzerland as a private limited company and commenced business operations on October 9, 2013.

The Company is a clinical stage biotechnology company, and is focused on developing anti-complement and anti-inflammatory molecules as treatments for a wide range of rare and orphan conditions in the autoimmune and inflammatory diseases sectors.

On October 23, 2013, Varleigh Immuno Pharmaceuticals Ltd (“Varleigh”), a UK limited company, transferred its drug rights patent to vasoactive amine binding molecules to the Company in exchange for a payment of approximately $107,000, (GBP 65,000), which was the carrying value of the patents in accordance with local accounting standards, and ceased its operations and was dissolved effective September 12, 2014. The transaction resulted in the transfer of the business of Varleigh to the Company. On the date of transfer, the controlling/majority shareholders of the Company were also the controlling/majority shareholders of Varleigh. The combined and consolidated statement of financial condition and the results of operations include the financial results of Varleigh through the date of its dissolution. Upon dissolution, there were no assets, liabilities, or accumulated comprehensive income remaining in Varleigh, as such no gain or loss on dissolution was recognized.

The Company is subject to a number of risks similar to those of clinical stage companies, including dependence on key individuals, uncertainty of product development and generation of revenues, dependence on outside sources of capital, risks associated with clinical trials of products, dependence on third-party collaborators for research operations, need for regulatory approval of products, risks associated with protection of intellectual property, and competition with larger, better-capitalized companies. Successful completion of the Company’s development program and, ultimately, the attainment of profitable operations is dependent upon future events, including obtaining adequate financing to fulfill its development activities and achieving a level of revenues adequate to support the Company’s cost structure. There are no assurances that the Company will be able to obtain additional financing on favorable terms, or at all or successfully market its products.

NOTE 2 – Liquidity Risks

The Company has operated at a loss since its inception and has had no revenues. The Company anticipates that losses will continue for the foreseeable future. At December 31, 2014, the Company had $3,327,468 of cash and cash equivalents available to fund future operations.

The Company to date has financed its operations primarily through the equity and debt financing of its shareholders. The Company will continue to be dependent upon such sources of funds until it is able to generate positive cash flows from its operations. The Company believes that its existing cash and cash equivalents as of December 31, 2014 will be sufficient to fund operations through September 2015.

F-7

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COMBINED AND CONSOLIDATED Financial Statements

As of and for the Years Ended December 31, 2014 and 2013

(in U.S. Dollars except share data)

NOTE 2 – Liquidity Risks (cont.)

The Company will be required to fund future operations through the sale of its equity securities or issuance of debt. There can be no assurance that sufficient funds will be available to the Company when needed from equity or debt financings. If the Company is unable to obtain additional funding from these or other sources when needed, or to the extent needed, it may be necessary to significantly reduce its current rate of spending and delaying, scaling back, or stopping certain research and development programs. Insufficient liquidity may also require the Company to relinquish greater rights to product candidates at an earlier stage of development or on less favorable terms than the Company would otherwise choose. These events could prevent the Company from successfully executing on its operating plan and raises substantial doubt about the Company’s ability to continue as a going concern in future periods.

NOTE 3 - Summary of Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States (“GAAP”).

Principles of Combination and Consolidation - The consolidated financial statements include the accounts of the Company and Volution Immuno Ltd (a UK Ltd Company), its wholly-owned subsidiary, which was incorporated in London on August 22, 2014.

The financial statements of Varleigh, which was the predecessor business to the Company, have been combined through the date of its dissolution.

All intercompany transactions have been eliminated.

Foreign Currency – The functional currency of the Company is Swiss Francs, as that is the primary economic environment in which the Company operates and expects to continue to operate in the foreseeable future. The functional currency of Varleigh was the British Pound.

The reporting currency of the Company is U.S. Dollars. The Company translated its non-U.S. operations’ assets and liabilities denominated in foreign currencies into U.S. dollars at current rates of exchange as of the balance sheet date and income and expense items at the average exchange rate for the reporting period. Translation adjustments resulting from exchange rate fluctuations are recorded as foreign currency translation adjustments, a component of accumulated other comprehensive income. Gains or losses from foreign currency transactions are included in other expense (income), net.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that may affect the reported amounts of assets, liabilities, equity, revenue, expenses and related disclosure of contingent assets and liabilities. Management’s estimates and judgments include assumptions used in the impairment and useful lives of intangible assets, accrued liabilities, deferred income taxes and various other assumptions that are believed to be reasonable under the circumstances. Actual results may differ from those estimates under different assumptions or conditions.

Fair Value Measurements - The carrying amounts of financial instruments, including cash and cash equivalents, accounts payable, and loans payable shareholders approximate fair value due to their short-term maturities.

F-8

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COMBINED AND CONSOLIDATED Financial Statements

As of and for the Years Ended December 31, 2014 and 2013

(in U.S. Dollars except share data)

NOTE 3 - Summary of Significant Accounting Policies (cont.)

Cash and Cash Equivalents - The Company considers all highly-liquid investments with original maturities of 90 days or less at the time of acquisition to be cash equivalents. The Company had no cash equivalents at December 31, 2014 or 2013.

Prepaid Expenses and Other Current Assets - Prepaid expenses and other assets consist principally of VAT receivables and prepaid expenses.

Long-Lived Assets - The Company reviews all long-lived assets for impairment whenever events or circumstances indicate the carrying amount of such assets may not be recoverable. Recoverability of assets to be held or used is measured by comparison of the carrying value of the asset to the future undiscounted net cash flows expected to be generated by the asset. If such asset is considered to be impaired, the impairment recognized is measured by the amount by which the carrying value of the asset exceeds the discounted future cash flows expected to be generated by the asset.

Patent Acquisition Costs – Patent acquisition costs and related capitalized legal fees are amortized on a straight-line basis over the shorter of the legal or economic life. The estimated useful life is twenty two years.

The Company expenses costs associated with maintaining and defending patents subsequent to their issuance in the period incurred.

Accrued Expenses - As part of the process of preparing the consolidated financial statements, it requires the estimate of accrued expenses. This process involves identifying services that third parties have performed on the Company’s behalf and estimating the level of service performed and the associated cost incurred on these services as of each balance sheet date in our consolidated financial statements. Examples of estimated accrued expenses include contract service fees in conjunction with pre-clinical and clinical trials and professional service fees In connection with these service fees, our estimates are most affected by our understanding of the status and timing of services provided relative to the actual services incurred by the service providers. In the event that we do not identify certain costs that have been incurred or we under or over-estimate the level of services or costs of such services, our reported expenses for a reporting period could be understated or overstated. The date on which certain services commence, the level of services performed on or before a given date, and the cost of services are often subject to our judgment. We make these judgments based upon the facts and circumstances known to us in accordance with accounting principles generally accepted in the U.S.

Research and Development Expenses - Costs associated with research and development are expensed as incurred. Research and development expenses include, among other costs, costs incurred by outside laboratories and other accredited facilities in connection with clinical trials and preclinical studies. Research and development expense for the years ended December 31, 2014 and 2013 were $1,616,204 and $961,527, respectively.

Concentration of Credit Risk - Financial instruments that subject the Company to credit risk consist of cash and cash equivalents. The Company maintains cash and cash equivalents with well-capitalized financial institutions. At times, those amounts may exceed insured limits. The Company has no significant concentrations of credit risk.

F-9

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COMBINED AND CONSOLIDATED Financial Statements

As of and for the Years Ended December 31, 2014 and 2013

(in U.S. Dollars except share data)

NOTE 3 - Summary of Significant Accounting Policies (cont.)

Income Taxes - The Company accounts for income taxes in accordance with the accounting rules that requires an asset and liability approach to accounting for income taxes based upon the future expected values of the related assets and liabilities. Deferred income tax assets and liabilities are determined based on the differences between the financial reporting and tax bases of assets and liabilities and for tax loss and credit carry forwards, and are measured using the expected tax rates estimated to be in effect when such basis differences reverse. Valuation allowances are established, if necessary, to reduce the deferred tax asset to the amount that will, more likely than not, be realized.

Uncertain tax positions - The Company follows the provisions of "Accounting for Uncertainty in Income Taxes", which prescribes recognition thresholds that must be met before a tax position is recognized in the financial statements and provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. Under "Accounting for Uncertainty in Income Taxes", an entity may only recognize or continue to recognize tax positions that meet a "more-likely-than-not" threshold.

Comprehensive Income (Loss) - Comprehensive income (loss) is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. The Company’s other comprehensive income (loss) is comprised of foreign currency translation adjustments.

The following table provides details with respect to changes in accumulated other comprehensive income (AOCI), which is comprised of foreign currency translation adjustments, as presented in the consolidated and combined balance sheets for the period January 1, 2013 to December 31, 2014:

Balance – January 1, 2013	$(2,644)

Other comprehensive (loss) before reclassification	(30,713)
Amounts reclassified from AOCI	-
Net current period other comprehensive (loss)	(30,713)

Balance – December 31, 2013	(33,357)

Other comprehensive income before reclassification	79,438
Amounts reclassified from AOCI	-
Net current period other comprehensive income (loss)	79,438

Balance – December 31, 2014	$46,081

New Accounting Pronouncements - The Company adopted Financial Accounting Standards Board (FASB), Accounting Standards Update No. 2014-10 “Development Stage Entities (Topic 915)”. This new standard modifies financial statement presentation to eliminate the requirement to include inception-to-date information in the statements of operations and cash flows, among other provisions.

F-10

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COMBINED AND CONSOLIDATED Financial Statements

As of and for the Years Ended December 31, 2014 and 2013

(in U.S. Dollars except share data)

NOTE 3 - Summary of Significant Accounting Policies (cont.)

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Disclosure of Uncertainties About an Entity’s Ability to Continue as a Going Concern. The amendments require management to perform interim and annual assessments of an entity’s ability to continue as a going concern and provides guidance on determining when and how to disclose going concern uncertainties in the financial statements. The standard applies to all entities and is effective for annual and interim reporting periods ending after December 15, 2016, with early adoption permitted. The Company has adopted the disclosure provisions of this ASU in these consolidated/combined financial statements.

In July 2013, the FASB issued ASU 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11"). The amendments in ASU 2013-11 provide guidance on the financial statement presentation of unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. For nonpublic companies ASU 2013-11 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2014. This guidance will be effective for the Company beginning in the first quarter of fiscal 2015. The Company does not expect this ASU to have a material impact on its disclosures or the presentation of its consolidated financial statements.

In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (ASC Topic 606) which replaces existing revenue recognition accounting. The core principle of the guidance is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. To achieve that core principle, an entity should apply the following steps: identify the contract(s) with a customer; identify the performance obligations in the contract; determine the transaction price; allocate the transaction price to the performance obligations in the contract; and recognize revenue when (or as) the entity satisfies a performance obligation. This guidance allows for two adoption methods, full retrospective approach or modified retrospective approach and will be effective for the Company beginning in the first quarter of fiscal 2018. The Company is evaluating the possible adoption methodologies and the implications of adoption on its consolidated financial statements.

NOTE 4 – Patent Acquisition Costs

Patent acquisition costs, net, at December 31, 2014 and 2013 consist of the following:

	December 31,
	2014	2013

Patent acquisition and related costs	$95,192	$107,172
Less: Accumulated amortization	(35,775)	(39,571)
	$59,417	$67,601

F-11

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COMBINED AND CONSOLIDATED Financial Statements

As of and for the Years Ended December 31, 2014 and 2013

(in U.S. Dollars except share data)

NOTE 4 – Patent Acquisition Costs (cont.)

Amortization of patent acquisition costs for the years ended December 31, 2014 and 2013 was $4,942 and $4,693, respectively.

Approximate amortization expense of patent acquisition costs for the next five years is as follows:

2015	$4,300
2016	4,300
2017	4,300
2018	4,300
2019	4,300
Thereafter	37,917

NOTE 5 – Loans Payable - Shareholders

Loans payable – shareholders at December 31, 2014 and 2013 consist of the following:

	2014	2013

Unsecured demand loan (CHF 100,500) bearing interest at 3.5% per annum	$101,252	$112,525
Unsecured demand loan (EUR 224,250) bearing interest at 4.5% per annum	275,241	-
Unsecured demand loan (GBP 100,000) bearing interest at 4.5% per annum	157,112	-
	$533,605	$112,525

Interest expense included in the statement of comprehensive loss related to these loans for the years ended December 31, 2014 and 2013 was approximately $5,400 and $-, respectively.

Subsequent to December 31, 2014, the shareholder loans were repaid.

NOTE 6 – Income Taxes

The Company is incorporated in Switzerland and qualifies under the auxiliary company tax status and is taxed at a rate of 12% on the Geneva cantonal/communal taxes. The Company’s inactive subsidiary is subject to taxes in Great Britain.

Varleigh did not file tax returns in Great Britain; as such there were no tax carryforward losses available to offset future taxable income and no deferred tax assets recorded prior to dissolution.

The Company has incurred net losses since inception and expects to incur losses in the future. As a result, the Company did not record a tax provision or benefit during 2014 and 2013.

F-12

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COMBINED AND CONSOLIDATED Financial Statements

As of and for the Years Ended December 31, 2014 and 2013

(in U.S. Dollars except share data)

NOTE 6 – Income Taxes (cont.)

Deferred tax assets and liabilities reflect the net tax effects of net operating loss carryforwards, credit carryforwards and temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and amounts used for income tax purposes. The components of the Company’s deferred tax assets and liabilities are as follows:

	December 31,
	2014	2013

Net operating loss carryforwards	$181,738	$-
Less: Valuation allowance	(181,738)	-
Deferred tax assets, net of valuation allowance	$-	$-

Based upon the level of historical taxable losses and projections of future taxable losses over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefits of these deductible differences and accordingly has established a full valuation allowance as of December 31, 2014 and 2013. The increase in valuation allowance was $181,738 and $- in 2014 and 2013, respectively.

Future realization depends on the future earnings of the Company, if any, the timing and amount of which are uncertain as of December 31, 2014. In the future, should management conclude that it is more likely than not that the deferred tax assets are, in fact, at least in part, realizable, the valuation allowance would be reduced to the extent of such realization and recognized as a deferred income tax benefit in the Company’s Statements of Operations and Comprehensive Loss.

As of December 31, 2014, the Company had available total net operating loss carryforwards of $1,514,486, which expire in the years 2020 through 2021.

Switzerland is the major tax jurisdiction of the Company, and the earliest tax year subject to examination is 2014/2013. For Varleigh there are no tax years open.

As of December 31, 2014 and 2013, there were no known uncertain tax positions. The Company has not identified any tax positions which it is reasonably possible that a significant change will occur during the next 12 months.

NOTE 7 – Shareholder Equity

Share Split – On November 20, 2014, the Company effectuated a 10 for 1 share split that resulted in the increase in outstanding share capital from 101,750 to 1,001,750 and reduced the par value from CHF 10 to CHF 1. All periods presented have been recast to reflect the split.

Share Issuances – On October 23, 2013, the Company issued 100,000 shares in exchange for a note receivable of $112,300. The note was paid in 2014.

F-13

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COMBINED AND CONSOLIDATED Financial Statements

As of and for the Years Ended December 31, 2014 and 2013

(in U.S. Dollars except share data)

NOTE 7 – Shareholder Equity (cont.)

On March 28, 2014, the Company issued 1,750 shares in exchange for $237,090.

On December 24, 2014, the Company issued 900,000 shares in exchange for $3,453,633.

On September 12, 2013, Varleigh issued 2,635,659 ordinary shares in exchange for $1,339,940.

Reserved Share Capital – The Company’s Article of Incorporation provides for the issuance of an additional 50,000 shares for the purpose of future grants of stock options. At December 31, 2014 there were no outstanding option grants.

NOTE 8 – Related Party Transactions

Accounting Services – An entity related to a shareholder provided accounting and booking services of approximately $79,000 to the Company during the year ended December 31, 2014.

An entity related to a shareholder provided accounting and booking services of approximately $46,000 to Varleigh during the year ended December 31, 2013.

NOTE 9 - Commitments and Contingencies

Lease commitment – In March 2014, the Company entered into a lease agreement for office and research facility in London. The lease term commenced on December 1, 2014 and expires in March 2019. The lease can be cancelled early by either party upon 3 months’ notice.

Future minimum lease payments under the Company’s operating leases are as follows as of December 31, 2014:

2015	$20,500
2016	20,500
2017	20,500
2018	20,500
2019	5,100
$87,100

During 2014 and 2013, the Company incurred rental expense of approximately $1,800 and $-, respectively.

F-14

VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COMBINED AND CONSOLIDATED Financial Statements

As of and for the Years Ended December 31, 2014 and 2013

(in U.S. Dollars except share data)

NOTE 10 – Segment Information

The Company is a clinical stage biotechnology company, and is focused on research and development and operates in one reporting and operating segment. There are no revenues for the years ended December 31, 2014 and 2013.

The following table presents the long-lived assets by geographical location:

	December 31,
	2014	2013

Switzerland	$59,417	$67,601
United Kingdom	-	-
	$59,417	$67,601

NOTE 11 – Earnings Per Share

Basic earnings (loss) per common share is computed by dividing net income (loss) available to common shareholders by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings (loss) per common share is computed by dividing net income (loss) available to common shareholders by the sum of (1) the weighted-average number of shares of common stock outstanding during the period, (2) the dilutive effect of the assumed exercise of stock options using the treasury stock method, and (3) the dilutive effect of other potentially dilutive securities.

	Year Ended December 31,
Earnings per share	2014	2013
Company posted	Net loss	Net loss
Basic weighted average shares outstanding	85,515,588	72,108,370
Dilutive effect of common stock equivalents	None	None
Dilutive weighted average shares outstanding	85,515,588	72,108,370

NOTE 12 – Subsequent Events

The Company evaluated all events and transactions occurring after December 31, 2014 through the date of which the financial statements were issued, on June 17, 2015, and noted no additional items requiring recognition or disclosure, except the following:

Subsequent to December 31, 2014, the shareholder loans, as disclosed in Note 5, were repaid.

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VOLUTION IMMUNO PHARMACEUTICALS SA

AND AFFILIATE

Notes to COMBINED AND CONSOLIDATED Financial Statements

As of and for the Years Ended December 31, 2014 and 2013

(in U.S. Dollars except share data)

NOTE 13 – Other Item

On September 18, 2015, the Company was acquired in a reverse acquisition by Celsus Therapeutics Plc, (“Celsus”) a public registrant. As a result of this acquisition, Volution Immuno Pharmaceutical SA became an SEC registrant, subject to public company disclosure requirements. In conjunction with the acquisition, Celsus issued an aggregate of 722,345,600 ordinary shares, which represented 92.85% of the outstanding ordinary shares. This yielded a share exchange ratio of approximately 721:1. The Company's earnings per share has been retrospectively adjusted in the statement of comprehensive loss to reflect this recapitalization.

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